UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   February 28, 2007

McDONALD’S VENTURES 401(k) PLAN
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-5231 (Commission File Number)	36-2361282 (IRS Employer Identification No.)

c/o McDonald’s Corporation
McDonald’s Plaza
Oak Brook, Illinois 60523
(Address of Principal Executive Offices, Including Zip Code)

(630) 623-3000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On February 28, 2007, McDonald’s Ventures 401(k) Plan (the “Plan”) terminated its client-auditor relationship with Ernst & Young LLP and authorized the appointment of Crowe Chizek and Company LLC as its auditor. The authorization to change the Plan’s auditor was made by the Plan’s Administrative Committee.

The change in accountants did not result from any dissatisfaction with the quality of professional services rendered by Ernst & Young LLP.

During the Plan’s two most recent fiscal years, the reports of Ernst & Young LLP with respect to the Plan’s financial statements have not contained an adverse opinion or disclaimer of opinion, nor have they been qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, during the Plan’s two most recent fiscal years, and any subsequent interim period prior to termination of the client-auditor relationship with Ernst & Young LLP, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure.

During the Plan’s two most recent fiscal years and any subsequent interim period prior to termination of the client-auditor relationship with Ernst & Young LLP, neither the Plan nor anyone acting on behalf of the Plan consulted Crowe Chizek and Company LLC about any matter that was either the subject of a disagreement or any other matter, including any “reportable event” (as defined in applicable regulations of the Securities and Exchange Commission), the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan’s financial statements. Consequently, no written report to the Plan or oral advice was provided by Crowe Chizek and Company LLC which that firm concluded was an important factor considered by the Plan in reaching a decision as to an accounting, auditing or financial reporting issue.

The Plan requested that Ernst & Young LLP furnish the Plan with a letter addressed to the Securities and Exchange Commission stating that Ernst & Young LLP agrees with the above statements. A copy of Ernst & Young’s letter, dated March 1, 2007, is filed as Exhibit 16 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

16 Letter of Ernst & Young LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD'S VENTURES 401(K) PLAN By: ADMINISTRATIVE COMMITTEE
Date: March 6, 2007	By: /s/ Catherine A. Griffin Name: Catherine A. Griffin Title: Member of the Administrative Committee

EXHIBIT INDEX

Exhibit Number	Description
16	Letter of Ernst & Young LLP